Exhibit 99.2

SECURITY AGREEMENT

SECURITY AGREEMENT (this "Security Agreement") made this 30th day of April, 2010, by and between GUIDEPOST SOLUTIONS LLC, a New York limited liability company with a principal place of business at 415 Madison Avenue, 17th Floor, New York, NY 10017, Attention: Joseph Rosetti (the "Debtor"), and GLOBALOPTIONS GROUP, INC., a Delaware corporation with a principal place of business at 75 Rockefeller Plaza, New York, New York 10019, Attention: Chief Executive Officer (the "Secured Party").

WITNESSETH:

WHEREAS, Debtor has purchased from the Secured Party the Business and the Property, as those terms are defined in that certain Asset Purchase Agreement dated April 23, 2010 (the "APA"), by and among Debtor, the Secured Party, and GlobalOptions, Inc., a Delaware corporation and wholly-owned subsidiary of the Secured Party;

WHEREAS, Debtor has agreed, pursuant to the APA, to execute and deliver to the Secured Party a promissory note in the principal amount of $1,750,000.00 (the "Note"), a copy of which is attached hereto as Exhibit A; and

WHEREAS, to secure payment of the Note, Debtor has agreed to grant Secured Party a security interest in the Collateral (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, Debtor and Secured Party agree as follows:

1.           SECURITY INTEREST.  To secure payment of the Note and Obligations (as defined below), Debtor hereby assigns and grants to Secured Party (a) a continuing security interest, first in priority, in (i) the Account Receivables (as defined in the APA) and (ii) the Post-Closing Receivables (as defined in the APA), and (b) a continuing security interest, second in priority only to the senior lender identified in that Intercreditor Agreement dated as of the date hereof, in all of the Property (as defined in the APA) other than (i) the Account Receivables and (ii) the Post-Closing Receivables (hereinafter, the Account Receivables, the Post-Closing Receivables, and the other Property are collectively referred to as the "Collateral"). The term "Obligations" shall mean any and all liabilities of Debtor to Secured Party arising under the Note. The security interests created by this Security Agreement are subject in all respects to the provisions of that certain Intercreditor and Subordination Agreement dated as of the date hereof (the "Intercreditor Agreement"), by and among Bart M. Schwartz, Joseph Rosetti, 3-DRS International, Ltd, Secured Party, and Debtor.

2.           REPRESENTATIONS AND WARRANTIES.  Debtor represents and warrants to Secured Party that:

(a)           Corporate Organization.  Debtor is, and will continue to be, a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York. Debtor has all requisite power to enter into this Security Agreement and the Note.

(b)           Authority.  The execution, delivery and performance of this Security Agreement and the Note have been duly authorized by all necessary company action, and the execution, delivery and performance of said agreements, instruments and documents, the consummation of the transactions therein contemplated, and the fulfillment of or compliance with the terms and provisions therein, are within Debtor's powers and are not in contravention of any provisions of Debtor's Articles of Organization or Limited Liability Company Agreement.

3.           AFFIRMATIVE COVENANTS. Debtor covenants and agrees that, from the date hereof until the termination of and the payment in full of the Note and payment and performance of all the Obligations, unless Secured Party otherwise agrees in writing, Debtor shall:

(a)           Maintain Collateral.  To the extent applicable, maintain and preserve the Collateral in good repair, working order and condition, and make all needed and proper repairs, renewals, replacements, additions or improvements thereto, and immediately notify Secured Party of any event causing material loss or depreciation in the value of the Collateral and the amount of such loss or depreciation.

(b)           Defend Collateral.  Defend the Collateral against all liens, claims and demands of all persons, and allow Secured Party, at the expense of Debtor, to contest or defend any such liens, claims and demands in Debtor's name, except as provided in the Intercreditor Agreement.

(c)           Financing Statements.  From time to time, at the request of Secured Party, execute, deliver and file one or more financing statements, assignments, and other agreements, instruments or documents, and amendments and renewals thereof, and do all other acts as Secured Party deems necessary or desirable to create and maintain a valid and enforceable security interest in the Collateral, and pay, upon demand, Secured Party's costs, charges and expenses, including without limitation, attorneys' fees incurred by Secured Party in connection therewith.

4.           NEGATIVE COVENANTS.  Debtor covenants and agrees that, from the date hereof until the termination of and the payment in full of the Note and payment and performance of all the Obligations, unless Secured Party otherwise agrees in writing, Debtor shall not sell, assign, lease or otherwise dispose of any of the Collateral, except as provided in the Intercreditor Agreement.

5.           REMEDIES OF SECURED PARTY; NOTICES.  Except as provided in the Intercreditor Agreement, when the Obligations, or any of them, become immediately due and payable, whether by reason of passage of time, acceleration, or otherwise, Secured Party may, in addition to and not in limitation of Secured Party's rights set forth in Section 6 of this Security Agreement, pursue any legal remedy available to it to collect the Obligations outstanding at said time, to enforce its rights under this Security Agreement, and to enforce any and all other rights or remedies available to it both under the Uniform Commercial Code of New York and otherwise, including, without limitation, the right to take possession of the Collateral and dispose of the same on Debtor's premises, all without judicial process, Debtor hereby waiving any right Debtor might otherwise have to require Secured Party to resort to judicial process and further waiving Debtor's right to notice and hearing under the Constitution of the United States or any state or under any Federal or state law, and no such action shall operate as a waiver of any other right or remedy of Secured Party under the terms of this Security Agreement, or the law, all rights and remedies of Secured Party being cumulative and not alternative. In addition, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

6.           RIGHTS OF SECURED PARTY.  Except as provided in the Intercreditor Agreement, with respect both to the Obligations and the Collateral, Debtor hereby consents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any claims thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of any rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof. Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for the Obligations. Secured Party shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. Secured Party may revoke any permission or waiver previously granted to Debtor, and such revocation shall be effective whether given orally or in writing. All rights and remedies of Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other document, shall be cumulative and may be exercised singularly or concurrently.

7.           GENERAL PROVISIONS.

(a)           Survival.  This Security Agreement and the security interest granted to Secured Party by Debtor and every representation, warranty, covenant and other term contained herein shall survive until the Obligations have been paid in full.

(b)           Notices.  Any notice required to be given hereunder shall be effective when delivered to an overnight mail or messenger service or deposited in the mails, first class, postage prepaid, registered or certified mail, return receipt requested, to Debtor or Secured Party, as the case may be, at its address set forth above. Either of the parties hereto may notify the other that any such notice shall be given to such other address as such party may so instruct by written notice similarly given.

(c)           Entire Agreement.  This Security Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and cannot be amended or modified except by a writing signed by Debtor and Secured Party.

(d)           Governing Law.  This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York without giving effect to its principles of conflicts of law. Debtor hereby consents to service of process, and to be sued, in the County of New York, State of New York and consents to the jurisdiction of the courts of the County of New York, State of New York and the United States District Court for the Southern District of New York, for the purpose of any suit, action, or other proceeding arising hereunder, and expressly waives any and all objections it may have to venue in any such courts.

(e)           Headings.  Section and subsection headings have been inserted herein for convenience only and form no part of this Security Agreement and shall not be deemed to affect the meaning or construction of any of the covenants, agreements, conditions or terms hereof.

(f)           Severability.  If any term or provision of this Security Agreement shall be invalid, illegal or unenforceable for any reason whatsoever, such term or provision shall be severable from the remainder of this Security Agreement and the validity, legality and enforceability of the remaining terms and provisions shall not in any way be affected or impaired thereby.

(g)           Binding.  This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(h)           Cost of Collection.  Upon the occurrence of an Event of Default (as defined in the Note), Debtor promises to pay all costs and expenses of Secured Party, including attorneys' fees, incurred in connection with collection of the principal of the Note or interest thereon when due, whether at maturity, as therein provided, or by reason of acceleration of maturity under the terms thereof, and/or in the protection or realization of the Collateral, now or hereafter given as security for the repayment thereof.

8.           WAIVER OF JURY TRIAL.  DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF SECURED PARTY'S RIGHTS AND REMEDIES. DEBTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. NO PARTY TO THIS AGREEMENT HAS AGREED WITH OR REPRESENTED TO ANY OTHER PARTY HERETO THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the Debtor hereto has executed this Security Agreement on the date first written above.

GUIDEPOST SOLUTIONS LLC

By:	/s/ Joseph Rosetti
Name: Joseph Rosetti
Title: Manager

EXHIBIT A

Promissory Note

[See attached]